                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1995 to June 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                            GREEN TREE FINANCIAL CORP.



                                            BY: /s/Phyllis A. Knight
                                                -----------------------------
                                                 Phyllis A. Knight
                                                 Assistant Vice President and
                                                  Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                                  CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                                  TRUST ACCOUNT #3334018-0
                                  REMITTANCE DATE:  7/17/95

                                                   Total $    Per $1,000
                                                    Amount     Original
                                                  ---------  -------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                           $5,778,962.94

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                   221,747.70   4.71803617
         b. Class A-2 Interest                   397,800.00   6.50000000
         c. Class A-3 Interest                   265,000.00   6.62500000
         d. Class A-4 Interest                   328,000.00   6.83333333
         e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
              Contract Rate is below 8.40%)           8.40%
         f. Class A-5 Interest                   357,000.00   7.00000000
         g. Class A-6 Remittance Rate
             (8.70%,unless Weighted Average
              Contract Rate is below 8.70%)           8.70%
         h. Class A-6 Interest                   429,113.00   7.25000000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00          .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00          .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                               2,293,567.12          N/A
          a. Scheduled Principal                 580,337.69          N/A
          b. Principal Prepayments             1,681,601.77          N/A
          c. Liquidated Contracts                 31,627.66          N/A
          d. Repurchases                               0.00          N/A

     (6)  Pool Scheduled Principal
            Balance                          365,749,321.94 966.72171596
    (6a)  Pool Factor                             .96672172

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 2

                            CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                            TRUST ACCOUNT #3334018-0
                            REMITTANCE DATE:  7/17/95

                                                          Total $   Per $1,000
                                                           Amount    Original
                                                         --------  ------------
   (8)     Class A Percentage for such Remittance
           Date (Until Class B Cross-Over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal
           Distribution Test is satisfied, equals
           Class A Principal Balance divided by
           pool Scheduled Principal Balance)               89.71%

   (9)    Class A Percentage for the following
          Remittance Date                                  89.65%

  (10)    Class A Principal Distribution:
          a. Class A-1                               2,293,567.12   48.79930043
          b. Class A-2                                        .00           .00
          c. Class A-3                                        .00           .00
          d. Class A-4                                        .00           .00
          e. Class A-5                                        .00           .00
          f. Class A-6

  (11)    Class A-1 Principal Balance               34,409,499.94  732.11702000
 (11a)    Class A-1 Pool Factor                         .73211702

  (12)    Class A-2 Principal Balance               61,200,000.00  1000.0000000
 (12a)    Class A-2 Pool Factor                        1.00000000

  (13)    Class A-3 Principal Balance               40,000,000.00  1000.0000000
 (13a)    Class A-3 Pool Factor                        1.00000000

  (14)    Class A-4 Principal Balance               48,000,000.00  1000.0000000
 (14a)    Class A-4 Pool Factor                        1.00000000

  (15)    Class A-5 Principal Balance               51,000,000.00  1000.0000000
 (15a)    Class A-5 Pool Factor                        1.00000000

  (16)    Class A-6 Principal Balance               59,188,000.00  1000.0000000
 (16a)    Class A-6 Pool Factor                        1.00000000

  (17)    Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 3

                               CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                               TRUST ACCOUNT #3334018-0
                               REMITTANCE DATE:  7/17/95

                                              Total $            Per $1,000
                                               Amount             Original
                                             ----------        --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)   31-59 days                       2,822,087.91                 97

    (19)   60 days or more                  1,727,231.02                 52

    (20)   Current Month Repossessions        169,193.07                  5

    (21)   Repossession Inventory             376,930.14                 13

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                               .47%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                    .33%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                               .77%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                    .65%

(24)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from March 1, 2000 to
          February 29, 2000, 9% from March 1, 2001 to
          February 29, 2001 and 10% thereafter)                        .001%

(25)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                      3,993.19

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%, 8.20%,
                                 8.40%. 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 4

                               CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                               TRUST ACCOUNT #3334018-0
                               REMITTANCE DATE:  7/17/95


     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                         .004%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must equal or exceed 17.5%) and the Class B Principal Balance as of such Remittance Date is greater than or equal
         to $7,566,796.00                                             10.29%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                            CLASS M-1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 5

                             CUSIP#'S  393505-FH0
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE: 7/17/95

                                                     Total $     Per $1,000
                                                     Amount       Original
                                                   -----------  ------------
  CLASS M1 CERTIFICATES
  ---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                              1,486,735.12

 A.   Interest
 (28) Aggregate interest

      (a)    Class M-1 Remittance Rate
             (9.05%, unless Weighted Average
             Contract Rate is below 9.05%)               9.05%

      (b)  Class M-1 Interest                       257,035.08     7.54166657

 (29) Amount applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00               0

 (30) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00               0
      B.  Principal

 (31) Formula Principal Distribution Amount
      a.  Scheduled Principal                             .00             N/A
      b.  Principal Prepayments                           .00             N/A
      c.  Liquidated Contracts                            .00             N/A
      d.  Repurchases                                     .00             N/A

 (32) Class M-1 Principal Balance               34,082,000.00   1000.00000000
(32a) Class M-1 Pool Factor                        1.00000000

 (33) Class M-1 Percentage after prior
      Remittance Date                                     .00

 (34) Class M-1 Percentage for such Remittance
      Dated                                               .00

 (35) Class M-1 Percentage for the following
      Remittance Date                                     .00

 (36) Class M-1 Principal Distribution:
      a.  Class M-1                                       .00      0.00000000

 (37) Unpaid Class M-1 Principal Shortfall
      (if any) following prior Remittance Date            .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                              CUSIP#'S  393505-FJ6, FK3
                              REMITTANCE DATE: 7/17/95

                                                     Total $     Per $1,000
                                                     Amount       Original
                                                   -----------  ------------
 Class B1 Certificates
 ---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                              1,229,700.04

 (2)  Class B-1 Remittance Rate (9.00% unless
      Weighted Average Contract Rate is
      below 9.00%)                                       9.00%

 (3)  Aggregate Class B1 Interest                   113,610.00   7.50000000

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                                .00          .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                   .00          .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date             .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                .00

(7a)  Class B Percentage for the following
      Remittance Date                                      .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(9a)  Class B1 Principal Shortfall                         .00

(9b)  Unpaid Class B1 Principal Shortfall                  .00

(10)  Class B Principal Balance                  37,869,822.00

(11)  Class B1 Principal Balance                 15,148,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 2

                              CUSIP#'S  393505-FJ6, FK3
                              REMITTANCE DATE: 7/17/95

                                                     Total $     Per $1,000
                                                     Amount       Original
                                                   -----------  ------------
 Class B2 and C Certificates
 ---------------------------
(12)  Remaining Amount Available                  1,116,090.04
(13)  Class B-2 Remittance Rate (9.20%
      unless Weighted Average Contract
      Rate is less than 9.20%)                           9.20%

 14)  Aggregate Class B2 Interest                   174,200.64   7.66666687

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                   .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(18)  Class B2 Principal Liquidation Loss Amount           .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)            .00

(20)  Guarantee Payment                                    .00

(21)  Class B2 Principal Balance                 22,721,822.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      and Class B1 and B2 Distribution Amount;
      if the Company is the Servicer)               153,351.20

(23)  3% Guarantee Fee                              788,538.20

(24)  Class C Residual Payment                            0.00

(25)  Repossessed Contracts                         169,193.07

(26)  Repossessed Contracts Remaining
      in Inventory                                  376,930.14

(27)  Weighted Average Contract Rate                  11.85431

                                     GTFC
                                    1995-1
                                  June, 1995
                              Defaulted Contracts



                                                        Estiamted
                                         Repurchase      Loss at
Account#      Principal     Interest       Amount       Sale Date
- --------      ---------     --------     ----------     ---------

57313884      31,627.66      224.81       31,852.47      3,993.19
             ----------     -------      ----------     ---------

TOTALS       $31,627.66     $224.81      $31,852.47     $3,993.19
             ==========     =======      ==========     =========